UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2004

BELO CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Completion of Circulation Investigation Press Release
Operating Strategy Press Release

Item 7.01. Regulation FD Disclosure.

On September 29, 2004, Belo Corp. announced the completion of the previously reported investigation of circulation practices at The Dallas Morning News. On September 29, 2004, Belo Corp. also announced that the Company’s management has completed a review of Belo’s operating strategy. Copies of these press releases are furnished with this report as exhibits to Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Completion of Circulation Investigation Press Release dated September 29, 2004

99.2	Operating Strategy Press Release dated September 29, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2004

BELO CORP.
By:	/s/ Carey P. Hendrickson
Carey P. Hendrickson
Vice President/Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Completion of Circulation Investigation Press Release dated September 29, 2004
99.2	Operating Strategy Press Release dated September 29, 2004